Second Quarter 2019 Earnings Call July 26, 2019 Exhibit 99.2

Terminology The terms “we,” “our,” “us,” “the Company,” “CSTR” and “CapStar” that appear in this presentation refer to CapStar Financial Holdings, Inc. and its wholly owned subsidiary, CapStar Bank. The terms “CapStar Bank,” “the Bank” and “our Bank” that appear in this presentation refer to CapStar Bank. Contents of Presentation Except as is otherwise expressly stated in this presentation, the contents of this presentation are presented as of the date on the front cover of this presentation. Market Data Market data used in this presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. CSTR did not commission the preparation of any of the sources or publications referred to in this presentation. CSTR has not independently verified the data obtained from these sources, and, although CSTR believes such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Non-GAAP Disclaimer This presentation includes the following financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”): pre-tax, pre-provision net income, pre-tax, pre-provision return on average assets, tangible equity, tangible common equity, tangible assets, return on average tangible equity, return on average tangible common equity, book value per share (as adjusted), tangible book value per share (as reported and as adjusted), tangible equity to tangible assets, tangible common equity to tangible assets and adjusted shares outstanding at the end of the period. CSTR non-GAAP financial measures (i) provide useful information to management and investors that is supplementary to its financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enable a more complete understanding of factors and trends affecting CSTR’s business, and (iii) allow investors to evaluate CSTR’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CSTR acknowledges that its non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. See the Appendix to this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclaimers

Certain statements in this presentation are forward-looking statements that reflect our current views with respect to, among other things, future events and our financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “roadmap,” “goal,” “target,” “guidance,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. The inclusion of these forward-looking statements should not be regarded as a representation by us or any other person that such expectations, estimates and projections will be achieved. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: The acceptance by customers of Athens of the Company’s products and services; the ability of the Company to meet expectations regarding the benefits, costs, synergies, and financial and operational impact of the Athens merger; the possibility that any of the anticipated benefits, costs, synergies and financial and operational improvements of the Athens merger will not be realized or will not be realized as expected; the possibility that the Athens merger integration may be more expensive or take more time to complete than anticipated; the opportunities to enhance market share in certain markets and acceptance of the Company generally in new markets; economic conditions (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation) that impact the financial services industry as a whole and/or our business; the concentration of our business in the Nashville metropolitan statistical area (“MSA”) and in Tennessee, and the effect of changes in the economic, political and environmental conditions on this market; increased competition in the financial services industry, locally, regionally or nationally, which may adversely affect pricing and the other terms offered to our clients; an increase in the cost of deposits, loss of deposits or a change in the deposit mix, which could increase our cost of funding; an increase in the costs of capital, which could negatively affect our ability to borrow funds, successfully raise additional capital or participate in strategic acquisition opportunities; our dependence on our management team and board of directors and changes in our management and board composition; our reputation in the community; our ability to execute our strategy and to achieve our loan ROAA and efficiency ratio goals, hire seasoned bankers, loan and deposit growth through organic growth and strategic acquisitions; credit risks related to the size of our borrowers and our ability to adequately identify, assess and limit our credit risk; our concentration of large loans to a small number of borrowers; the significant portion of our loan portfolio that originated during the past two years and therefore may less reliably predict future collectability than older loans; the adequacy of reserves (including our allowance for loan losses) and the appropriateness of our methodology for calculating such reserves; non-performing loans and leases; non-performing assets; charge-offs, non-accruals, troubled debt restructurings, impairments and other credit-related issues; adverse trends in the healthcare service industry, which is an integral component of our market’s economy; our management of risks inherent in our commercial real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of our collateral and our ability to sell collateral upon any foreclosure; governmental legislation and regulation, including changes in the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act of 2010, as amended, Basel guidelines, capital requirements, accounting regulation or standards and other applicable laws and regulations; the impact of the Tax Cuts and Job Act of 2017, as amended, on the Company and its financial performance and results of operations; the loss of large depositor relationships, which could force us to fund our business through more expensive and less stable sources; operational and liquidity risks associated with our business, including liquidity risks inherent in correspondent banking; volatility in interest rates and our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to our earnings from a change in interest rates; the potential for our bank’s regulatory lending limits and other factors related to our size to restrict our growth and prevent us from effectively implementing our business strategy; strategic acquisitions we may undertake to achieve our goals; the sufficiency of our capital, including sources of capital and the extent to which we may be required to raise additional capital to meet our goals; fluctuations in the fair value of our investment securities that are beyond our control; deterioration in the fiscal position of the U.S. government and downgrades in Treasury and federal agency securities; potential exposure to fraud, negligence, computer theft and cyber-crime; the adequacy of our risk management framework; our dependence on our information technology and telecommunications systems and the potential for any systems failures or interruptions; threats to and breaches of our information technology systems and data security, including cyber-attacks; our dependence upon outside third parties for the processing and handling of our records and data; our ability to adapt to technological change; the financial soundness of other financial institutions; our exposure to environmental liability risk associated with our lending activities; our engagement in derivative transactions; our involvement from time to time in legal proceedings and examinations and remedial actions by regulators; the susceptibility of our market to natural disasters and acts of God; and the effectiveness of our internal controls over financial reporting and our ability to remediate any future material weakness in our internal controls over financial reporting. The foregoing factors should not be construed as exhaustive and should be read in conjunction with those factors that are detailed from time to time in the Company’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. Safe Harbor Statements

Operating EPS(1) of $0.38 which includes $0.04 for the implementation of a hedging program for residential mortgage loans originated with the intent to sell. Excluding this, we have 17.2% year-over year EPS growth. Operating Return on Average Assets(1) of 1.40%; ROATE of 13.05%. Annualized AVG Deposit growth of 22.7% over 1Q19. Noninterest Income to Average Assets of 1.41% driven predominately by Mortgage and TriNet Fees. Current Criticized and Classified loans continue to be at a low level. Second Quarter 2019 Highlights Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations included in the Appendix at the end of this presentation using a blended statutory income tax rate of 26.14% excluding non-deductible one-time merger related items.

CapStar was named to the list of the Tennessean’s Top Workplaces 2019. CapStar East Tennessee was recognized by The Daily Post-Athenian as the “Best of the Best” TOP Workplaces 2019. CapStar was awarded Preferred Lending Program status from the Office of Credit Risk Management, a division of the Small Business Administration. CapStar earned a Bauer Five-Star rating from BauerFinancial based on capital adequacy, asset quality, profitability and liquidity. CapStar is a Greenwich CX Leader in U.S. Commercial Small Business Banking recognizing leadership in the increasingly important field of customer experience. CapStar Recognition in the Marketplace

Sound, Profitable, Growth Financial Metrics - 2Q19 Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations included in the Appendix at the end of this presentation using a blended statutory income tax rate of 26.14% excluding non-deductible one-time merger related items. Efficiency ratio is Noninterest expense divided by the sum of net interest income and noninterest income Calculated on a tax equivalent basis.     Operating Metrics1 2Q19 1Q19 2Q18                     Soundness Allowance for Loan Losses to Total Loans 0.90% 0.88% 1.41% Net Charge-Offs to Average Loans (Periods Annualized) 0.02% 0.01% 0.01% Non-Performing Assets/Assets 0.12% 0.14% 0.39% Total Risk Based Capital Ratio 13.29% 12.64% 12.53% Tangible Equity / Tangible Assets 11.02% 10.76% 10.53% Profitability   Return on Average Assets (ROAA) 1.40% 1.06% 1.08%   Return on Average Equity (ROAE) 10.78% 8.23% 9.95%   Return on Average Tangible Equity (ROATE) 13.05% 10.02% 10.38%   Efficiency Ratio2 61.39% 65.01% 67.38%   Net Interest Margin3 (tax equivalent basis) 3.68% 3.75% 3.46%                         Growth Operating Net Income $7.02 $5.22 $3.76 Diluted EPS $0.38 $0.28 $0.29 Tangible Book Value per Share $11.87 $11.55 $11.56   Total Loans (Avg) $1,469 $1,462 $1,042   Total Deposits (Avg) $1,678 $1,588 $1,138   Total Assets (Avg) $2,004 $1,988 $1,396

Deposit Growth and Costs Avg Deposit balances grew 22.7% on an annualized basis from 1Q19. EOP Deposits grew 10.5% on an annualized basis from 1Q19. Excluding Day 1 deposits from Athens, organic average deposit growth was 11.9% vs. 2Q18. Fed Funds 1.25% Fed Funds 1.50% Fed Funds 1.75% Fed Funds 2.00% Fed Funds 2.25% *Annualized % change from 1Q19 to 2Q19       2Q19 Change Vs. 1Q19* Change Vs. 2Q18 $ in millions $ $ % $ % Balance Sheet (EOP Balances) Non-Interest Bearing $ 327 $ 14 17.9% $ 103 46.1% Interest Checking (NOW) 491 41 36.2% 199 68.3% Savings & Money Market 508 16 12.9% 86 20.4% Time Deposit's under $100K 105 (15) -49.2% 63 151.9% Time Deposit's over $100K 292 (12) -15.6% 127 76.1% Deposits $ 1,723 $ 44 10.5% $ 578 50.5%

Loan Growth Avg Loans increased 2.1% on an annualized basis from 1Q19. Excluding Day 1 loans from Athens, organic average loan growth is 7.9% over 2Q18. Total “in market” growth was 10.3% excluding Athens vs. 2Q18 while our “out of market” loans declined $46MM from $124MM in 2Q18 to $78MM over the same period. *Annualized % change from 1Q19 to 2Q19       2Q19 Change Vs. 1Q19* Change Vs. 2Q18 $ in millions $ $ % $ % Balance Sheet (EOP Balances) Commercial and Industrial $ 405 $ (15) -14.5% $ 19 4.8% Commercial Real Estate (Non Owner Occupied) 422 18 17.9% 135 47.0% Commercial Real Estate (Owner Occupied) 173 3 6.7% 52 42.7% Consumer Real Estate 255 6 9.8% 145 132.0% Construction & Land Development 124 (38) -94.8% 27 28.3% Consumer 27 0 7.1% 17 176.1% Other 35 (1) -11.1% (1) -1.8% Total Loans $ 1,441 $ (27) -7.4% $ 394 37.7%

Credit Quality The current reserve of $12.9MM plus the $4.4MM fair value mark on acquired loans equates to a 1.20% reserve/loans. Criticized and Classified Loans remain at low levels. Average criticized and classified borrower credit balance is $300K. Current NPAs/Assets remain at a low level.

Loan Yields The yield on new loan production in 2Q19 was 5.55%. The last 3 quarters of new loan production yields are above our portfolio average. The average 1 month Libor rate was 2.45% and down 5 bps from the first quarter. Loan Yield Rollforward 1Q19 (Avg) 5.49% Decrease in Purchase Accounting (0.02%) Loan Volume/Mix (0.02%) Decrease in Loan Fees (0.01%) 2Q19 (Avg) 5.44%

Net Interest Margin(1) Our NIM was 3.68% and decreased 7 bps. We have taken a number of actions to better position the balance sheet in a rates down scenario. EOP loan to deposit ratio decreased to 93.0% with loan payoffs late in the quarter. Net Interest Margin     1Q19 (Avg) 3.75% Increase in Deposit Balances and Costs (0.14%) Decrease in Investment Balances (0.05%) Decrease in Loan Yields (0.04%) Increase in Loan HFI/HFS Balances 0.07% Decrease in Borrowing Balances 0.09% 2Q19 (Avg) 3.68% Calculated on a tax equivalent basis

IRR Summary Like most of the industry, we have interest rate risk; we are in the range of peers: We have taken the following actions to mitigate risk in a rates down scenario: Emphasized fixed rate lending with relationship managers. Restructured $45MM of securities during the quarter, lowered floating rate allocation of securities portfolio to 6% and extended duration slightly to 3.5 years. Unwound $20MM notional of fixed to floating interest rate swaps. Lowered rates on time deposits and shortened duration of wholesale liabilities to under 3 months. Relationship managers are proactively meeting with clients regarding opportunities to optimize deposit costs with potential rate cuts. Source: S&P Global *Percentage change is for a DN 50bps shock Name Ticker 3/31/2019 DN 100 UP 100 Atlantic Capital ACBI -6.91% 6.83% Pinnacle PNFP -5.30% 4.10% First Bank FBK -4.90% 0.80% Crescom CARO -3.90% 0.70% Southern First SFST -3.53% -0.46% CapStar CSTR -3.50% 1.60% First TN* FHN -2.70% 5.20% Renasant RNST -2.69% 1.96% Cadence CADE -0.98% 3.98% Franklin Synergy FSB 0.84% -1.40% Reliant RBNC 1.70% -1.00% Our loan portfolio profile has changed with the acquisition of Athens:

Noninterest Income Treasury Management and other Deposit Service Charges continue to grow. Net loss on sale of securities due to repositioning of Investment Portfolio with anticipated rate cuts. Tri-Net fees of $1MM. Mortgage income predominantly due to higher volumes and the implementation of forward rate locks and mandatory delivery vs. selling at best efforts ($912K). Other fee businesses (Debit card Interchange, Wealth, BOLI, Title and Finance company) continue to demonstrate growth.   Three Months Ended (Dollars in thousands) June 30, March 31, December 31, September 30, June 30, 2019 2019 2018 2018 2018 Noninterest Income  Treasury Management and Other Deposit Service Charges $ 813 $ 798 $ 793 $ 528 $ 427 Net Gain (Loss) on Sale of Securities (121) 12 1 (1) 3 Tri-Net Fees 1,024 641 276 374 325 Mortgage Banking Income 3,087 1,385 1,324 1,634 1,383 Other 2,229 1,899 3,993 683 627 Total Noninterest Income $ 7,032 $ 4,735 $ 6,387 $ 3,218 $ 2,765 Average Assets 2,004,207 1,988,478 1,940,991 1,421,873 1,396,359 Noninterest Income / Average Assets 1.41% 0.97% 1.31% 0.90% 0.79%    Noninterest Income was 1.41% of Average Assets.

Noninterest Expense .42 Three Months Ended (Dollars in thousands) June 30, March 31, December 31, September 30, June 30, 2019 2019 2018 2018 2018 Noninterest Expense  Salaries and Employee Benefits $ 8,563 $ 8,432 $ 9,475 $ 6,514 $ 6,340 Data Processing & Software 1,862 1,474 1,424 803 810 Professional Fees 501 543 534 255 344 Occupancy 809 883 736 544 535 Equipment 1,026 852 810 520 602 Regulatory Fees 272 274 364 228 233 Merger Related Expenses 1,711 594 8,929 540 335 Amortization of Intangibles 419 430 442 3 10 Other Operating 1,307 1,243 1,118 663 796 Total Noninterest Expense $ 16,470 $ 14,725 $ 23,832 $ 10,070 $ 10,005 Efficiency Ratio 68.51% 67.74% 98.88% 68.22% 69.71% Average Assets $ 2,004,207 $ 1,988,478 $ 1,940,991 $ 1,421,873 $ 1,396,359 Noninterest Expense / Average Assets 3.30% 3.00% 4.87% 2.81% 2.87% FTE 290 289 286 185 183    Operating Noninterest Expense(1) $ 14,759 $ 14,131 $ 14,903 $ 9,530 $ 9,670 Operating Efficiency Ratio(1) 61.39% 65.01% 61.83% 64.56% 67.38% Operating Noninterest Expense / Average Assets(1) 2.95% 2.88% 3.05% 2.66% 2.78% Operating Efficiency Ratio of 61.39% was in line with previously provided guidance. (1) Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations included in the Appendix at the end of this presentation using a blended statutory income tax rate of 26.14% excluding non-deductible one-time merger related items.             Data Processing, Software and Equipment were elevated over the prior quarter due to the following: $50K of one-time expenses. $100K of “bubble” expenses for two managed IT providers; one vendor goes away in 4Q19. $200K of Equipment upgrades in East TN. Implemented new modules for enhanced customer experience. Majority of Merger expenses are complete.

All of our capital ratios increased from the prior quarter and are above regulatory guidelines. Shares repurchases: 2Q19: 219,600 CSTR shares in 2Q19 at an average price of $15.47 per share. YTD 2019: 375,000 CSTR shares at an average price of $15.53 per share. Paid quarterly cash dividend of $0.05/share to all shareholders on May 24, 2019. *Reconciliation provided in non-GAAP tables in the Appendix at the end of this presentation. Capital Ratios 6/30/19   3/31/19   12/31/18   9/30/18   "Well Capitalized" Guidelines                     Tangible Equity / Tangible Assets* 11.02%   10.76%   10.86%   10.72%   NA Tangible Common Equity / Tangible Assets* 10.56%   10.31%   10.39%   10.09%   NA Leverage 11.01%   10.97%   11.06%   11.02%   ≥ 5.00% Tier 1 Risk Based Capital 12.53%   11.90%   12.13%   11.49%   ≥ 8.00% Total Risk Based Capital 13.29%   12.64%   12.84%   12.62%   ≥ 10.00% Draft Capital

CapStar’s strategy remains one of sound, profitable growth with an overall objective of becoming a high performing financial institution: Continuing to build out a client-centric model committed to serving local consumers, small and medium sized businesses and their owners and employees in our target markets. Expanding market share in Middle and East Tennessee. Building a consistent and stable earnings franchise. Improving our ability to grow stable, low cost deposits. Maintaining a sound credit profile. Exploring strategic and opportunistic M&A. Points of Emphasis

Appendix: Non-GAAP Reconciliations

  Three Months Ended (Dollars in thousands, except per share information) June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 TANGIBLE EQUITY Total Shareholders’ Equity $ 262,664 $ 259,751 $ 254,379 $ 157,510 $ 153,146 Less: Intangible Assets 45,199 45,618 46,048 6,219 6,222 Tangible Equity 217,465 214,133 208,331 151,291 146,924 TANGIBLE COMMON EQUITY Tangible Equity $ 217,465 $ 214,133 $ 208,331 $ 151,291 $ 146,924 Less: Preferred Equity 9,000 9,000 9,000 9,000 9,000 Tangible Common Equity 208,465 205,133 199,331 142,291 137,924 TANGIBLE EQUITY TO TANGIBLE ASSETS Tangible Equity $ 217,465 $ 214,133 $ 208,331 $ 151,291 $ 146,924 Total Assets 2,018,421 2,035,811 1,963,883 1,416,907 1,401,181 Less: Intangible Assets 45,199 45,618 46,048 6,219 6,222 Tangible Assets 1,973,223 1,990,193 1,917,835 1,410,689 1,394,959 Tangible Equity to Tangible Assets 11.02% 10.76% 10.86% 10.72% 10.53% TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS Tangible Common Equity $ 208,465 $ 205,133 $ 199,331 $ 142,291 $ 137,924 Tangible Assets 1,973,223 1,990,193 1,917,835 1,410,689 1,394,959 Tangible Common Equity to Tangible Assets 10.56% 10.31% 10.39% 10.09% 9.89% Non-GAAP Financial Measures

  Three Months Ended (Dollars in thousands, except per share information) June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 RETURN ON AVERAGE TANGIBLE EQUITY (ROATE) Total Average Shareholders’ Equity $ 261,197 $ 257,105 $ 245,811 $ 156,264 $ 151,535 Less: Average Intangible Assets 45,456 45,890 45,687 6,220 6,228 Average Tangible Equity 215,741 211,215 200,124 150,044 145,307 Net Income 5,756 4,780 (708) 3,656 3,513 Return on Average Tangible Equity (ROATE) 10.70% 9.18% -1.40% 9.67% 9.70% RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE) Average Tangible Equity $ 215,741 $ 211,215 $ 200,124 $ 150,044 $ 145,307 Less: Preferred Equity 9,000 9,000 9,000 9,000 9,000 Average Tangible Common Equity 206,741 202,215 191,124 141,044 136,307 Net Income 5,756 4,780 (708) 3,656 3,513 Return on Average Tangible Common Equity (ROATCE) 11.17% 9.59% -1.47% 10.28% 10.34% Non-GAAP Financial Measures

  Three Months Ended (Dollars in thousands, except per share information) June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Common Equity $ 208,465 $ 205,133 $ 199,331 $ 142,291 $ 137,924 Shares of Common Stock Outstanding 17,561,476 17,765,124 17,724,721 12,125,122 11,931,131 Tangible Book Value Per Share, Reported $11.87 $11.55 $11.25 $11.74 $11.56 SHARES OUTSTANDING AT END OF PERIOD Shares of Common Stock Outstanding 17,561,476 17,765,124 17,724,721 12,125,122 11,931,131 Shares of Preferred Stock Outstanding 878,048 878,048 878,048 878,048 878,049 Total Shares Outstanding at End of Period 18,439,524 18,643,172 18,602,769 13,003,170 12,809,180 TANGIBLE BOOK VALUE PER SHARE, ADJUSTED Tangible Equity $ 217,465 $ 214,133 $ 208,331 $ 151,291 $ 146,924 Total Shares Outstanding at End of Period 18,439,524 18,643,172 18,602,769 13,003,170 12,809,180 Tangible Book Value Per Share, Adjusted $11.79 $11.49 $11.20 $11.63 $11.47 Non-GAAP Financial Measures

  Three Months Ended (Dollars in thousands, except per share information) June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 OPERATING NET INCOME Net Income $ 5,756 $ 4,780 $ (708) $ 3,656 $ 3,513 Add: Merger Related Expense 1,711 594 8,929 540 335 Less: Income Tax Impact (447) (155) (1,985) (141) (88) Operating Net Income 7,020 5,219 6,236 4,055 3,760 OPERATING DILUTED NET INCOME PER SHARE Operating Net Income $ 7,020 $ 5,219 $ 6,236 $ 4,055 $ 3,760 Average Diluted Shares Outstanding 18,650,706 18,830,933 18,716,562 13,113,775 13,067,223 Operating Diluted Net Income per Share $0.38 $0.28 $0.33 $0.31 $0.29 OPERATING RETURN ON AVERAGE ASSETS (ROAA) Operating Net Income $ 7,020 $ 5,219 $ 6,236 $ 4,055 $ 3,760 Total Average Assets 2,004,207 1,988,478 1,940,991 1,421,873 1,396,359 Operating Return on Average Assets (ROAA) 1.40% 1.06% 1.27% 1.13% 1.08% OPERATING RETURN ON AVERAGE TANGIBLE EQUITY (ROATE) Average Tangible Equity $ 215,741 $ 211,215 $ 200,124 $ 150,044 $ 145,307 Operating Net Income 7,020 5,219 6,236 4,055 3,760 Operating Return on Average Tangible Equity (ROATE) 13.05% 10.02% 12.36% 10.72% 10.38% Non-GAAP Financial Measures Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations above using a blended statutory income tax rate of 26.14% excluding non-deductible one-time merger related items.

  Three Months Ended (Dollars in thousands, except per share information) June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 OPERATING NONINTEREST EXPENSE Noninterest Expense $ 16,470 $ 14,725 $ 23,832 $ 10,070 $ 10,005 Less: Merger Related Expense (1,711) (594) (8,929) (540) (335) Operating Noninterest Expense 14,759 14,131 14,903 9,530 9,670 OPERATING NONINTEREST EXPENSE / AVERAGE ASSETS Operating Noninterest Expense $ 14,759 $ 14,131 $ 14,903 $ 9,530 $ 9,670 Total Average Assets 2,004,207 1,988,478 1,940,991 1,421,873 1,396,359 Operating Noninterest Income / Average Assets 2.95% 2.88% 3.05% 2.66% 2.78% OPERATING EFFICIENCY RATIO Operating Noninterest Expense $ 14,759 $ 14,131 $ 14,903 $ 9,530 $ 9,670 Net Interest Income 17,008 17,002 17,716 11,543 11,587 Non Interest Income 7,032 4,735 6,387 3,218 2,765 Total Revenues 24,040 21,737 24,103 14,761 14,352 Operating Efficiency Ratio 61.39% 65.01% 61.83% 64.56% 67.38% Non-GAAP Financial Measures Operating results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations above using a blended statutory income tax rate of 26.14% excluding non-deductible one-time merger related items.

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Claire W. Tucker Chief Executive Officer CapStar Financial Holdings, Inc. (615) 732-6402 Email: ctucker@capstarbank.com Tim Schools President, CapStar Financial Holdings, Inc. President and Chief Executive Officer, CapStar Bank (615) 732-7449 Email: tkschools@capstarbank.com Rob Anderson Chief Financial and Administrative Officer CapStar Financial Holdings, Inc. (615) 732-6470 Email: randerson@capstarbank.com Corporate Headquarters